Inventories	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Inventories
9.	Inventories

	12.31.2018	12.31.2017
Crude oil	4,150	3,647
Oil products	2,758	2,814
Intermediate products	610	613
Natural gas and LNG (*)	122	67
Biofuels	150	173
Fertilizers	78	25

Total products	7,868	7,339
Materials, supplies and others	1,119	1,150

Total	8,987	8,489

(*)	Liquefied Natural Gas

In the year ended December 31, 2018, the Company recognized as cost of sales US$ 420 reducing inventories to net realizable value (US$ 66 as of year ended December 31, 2017) primarily due to changes in international prices of crude oil and oil products.

At December 31, 2018, the Company had pledged crude oil and oil products volumes as collateral for the Terms of Financial Commitment (TFC) signed by Petrobras and Petros in 2008, in the amount of US$ 4,496 (US$ 4,067 as of December 31, 2017), as set out in note 23.1.